Pursuant to Rule 497(e)

Registration No. 002-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

(the “Funds”)

Supplement dated May 28, 2010, to the Statement of Additional Information (“SAI”)

dated April 30, 2010, as amended and supplemented to date

The first sentence in the section titled “Illiquid Securities” on page 5 of the SAI is hereby deleted in its entirety and replaced with the following:

“Each Fund may invest up to 5% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, or in other securities that are illiquid by virtue of the absence of a readily available market or by legal or contractual restrictions on resale.”

The fourth sentence of the fourth paragraph in the section titled “Illiquid Securities” on page 7 of the SAI is hereby deleted in its entirety and replaced with the following:

“A Fund’s 5% limitation on investments in illiquid securities includes Section 4(2) paper that the Adviser has not determined to be liquid pursuant to guidelines established by the Board.”

The second to last sentence in the section titled “Repurchase Agreements” on page 7 of the SAI is hereby deleted in its entirety and replaced with the following:

“A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 5% of the value of its net assets.”

The parenthetical immediately following the sixth sentence in the section titled “Extendable Commercial Notes (“ECNs”)” on page 15 of the SAI is hereby deleted in its entirety and replaced with the following:

“(No more than 3% of a Fund’s assets may be invested in ECNs in the second highest rating category; no more than  1/2 of 1% of a Fund’s assets may be invested in such securities of any one issuer.)”

The last sentence of the first paragraph in the section titled “Municipal Bonds” on page 16 of the SAI is hereby deleted in its entirety and replaced with the following:

“The Municipal Money Market Fund will not purchase a security, which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 60 days.”

The last two sentences of the third paragraph in the section titled “Investment Restrictions” on page 23 of the SAI are hereby deleted in their entirety and replaced with the following:

“Each Fund has adopted a non-fundamental policy (which may be changed by the Board without shareholder approval) of not investing more than 5% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 5% limitation on illiquid securities.

The last paragraph in the section titled “Investment Restrictions” on page 23 of the SAI is hereby deleted in its entirety and replaced with the following:

“Pursuant to Rule 2a-7 under the 1940 Act (the “Rule”), each Fund is required to limit its portfolio investments to those U.S. dollar denominated instruments determined in accordance with procedures established by the Board to present minimal credit risks and which are at the time of acquisition Eligible Securities (as defined in the Rule). Under the Rule, an Eligible Security is generally an instrument that has received a rating (or that has been issued by an issuer that has received a rating with respect a class of debt obligations (or any debt within that class) that is comparable in priority and security with the instrument) by at least two nationally recognized statistical rating organizations (or if only one such organization has issued a rating, by that organization) in one of the two highest short-term rating categories, or an unrated security determined to be of comparable quality under procedures established by the Board. The Rule prohibits each Fund, immediately after the acquisition of any security, from investing more than 5% of its assets in the securities of any one issuer, except that a Fund may invest up to 25% of its assets in the First Tier Securities (as defined in the Rule) of a single issuer for a period of up to three business days after the acquisition thereof. In addition, each Fund shall not, immediately after the acquisition, have invested more than 3% of its assets in Second Tier Securities (as defined in the Rule), with investments in Second Tier Securities of any one issuer limited to  1/2 of 1% of a Fund’s assets. These issuer diversification restrictions do not apply to U.S. government securities. The Rule also prohibits each Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days and requires a Fund to maintain a dollar-weighted average portfolio maturity of 60 days or less. For purposes of the Rule, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a demand feature, the period remaining until the principal amount can be recovered through demand.”

The second sentence of the third paragraph in the section titled “Determination of Net Asset Value” on page 54 of the SAI is hereby deleted in its entirety and replaced with the following:

“These conditions include maintaining a dollar-weighted average portfolio maturity of 60 days or less, purchasing instruments having remaining maturities of 397 calendar days or less, and investing only in securities determined by the Adviser under procedures adopted by the Board to present minimal credit risks and which are of high quality as determined by the requisite number of nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, determined to be of comparable quality by the Adviser under procedures adopted by the Board.”

Capitalized terms used herein but not defined shall, unless otherwise noted, have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-SUP1_MMPRO_4-10

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